UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

        BNY Mellon Core Plus Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Core Plus Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Core Plus Fund (formerly, BNY Mellon Insight Core Plus Fund), covering the 12-month period from May 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) accommodative interest rate policy. Trade tensions between the U.S. and China flared periodically, disrupting markets, but the pace of U.S. economic growth remained steady, and stocks rose in mid-2019. Volatility returned in the later summer and early fall, when investors grew concerned about slowing global growth, leading the Fed to cut the federal funds rate in July, September and October 2019. The rate cuts helped to support stock prices, which rallied through the end of the calendar year. The announcement of a “phase one” trade deal between the U.S. and China also worked to bolster valuations. Early in 2020, concerns about COVID-19 roiled markets, compounded by an oil price war between Saudi Arabia and Russia. Stocks posted historic losses in March 2020 but regained some ground in April.

Fixed-income markets benefited from Fed interest rate cuts and from investor concerns about an economic slowdown. Responding to global sluggishness, the Fed reduced rates three times in 2019, which worked to bolster valuations of some fixed income instruments. However, as stocks subsequently rallied, Treasury prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spreads widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2019 through April 30, 2020, as provided by primary portfolio managers Gautam Khanna, James DiChiaro, Jason Celente and E. Gerard Berrigan of Insight North America LLC, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2020, BNY Mellon Core Plus Fund’s (formerly, BNY Mellon Insight Core Plus Fund) Class A shares produced a total return of 7.93%, Class C returned 7.01%, Class I returned 8.19%, and Class Y shares produced a total return of 8.12%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 10.84% for the period.2

Fixed-income securities produced positive returns, on average, over the reporting period, as the Federal Reserve (the “Fed”) relaxed its hawkish stance on interest-rate hikes amid concerns about the U.S. and global economy. The fund underperformed the Index, primarily due to an overweight exposure to the non-government sectors of the market that underperformed significantly as a result of the COVID – 19 pandemic.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund also normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s subadviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s subadviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative values through industry/sector analysis and detailed individual security selection. We analyze individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Economy Slows, Fed Cuts Rates

Over most of the reporting period, the U.S. economy grew at a healthy pace, underpinned by consumption growth, continued business investment and acceleration in government spending. Alongside this, unemployment remained near record lows, which helped keep wage growth above 3%. U.S. GDP growth for the second and third quarters was 2.1% and a respectable 2.3%, year-over-year. Corporate profitability was also solid. However, a weakening economic outlook outside the U.S. (particularly in Europe), and ongoing geopolitical and trade tensions weighing on manufacturing sentiment, helped central banks pivot toward a dovish stance. The Fed cut policy rates in July, September and October, bringing the target to a range of 1.50% to 1.75%.

U.S. credit markets began the second quarter carrying the positive momentum from first quarter of 2019, supported by an encouraging earnings season and a notable rise in technical support from Asian investors. By mid-April 2019, spreads had reached their narrowest levels

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

since October 2018, essentially retracing the fourth-quarter 2018 sell-off. However, the rally slowed in May 2019, mainly due to an escalation of trade tensions with China. Tensions with Europe also resurfaced, with the U.S. administration proposing additional tariffs to countries subsidizing Europe’s Airbus. The U.S. also announced an escalating scale of tariffs against Mexico relating to illegal immigration. The weakness reversed in June 2019, with the main factor being a decidedly dovish tilt from global central banks, including the Fed, which prompted markets to price in a 100% probability of a Fed rate cut in July. Markets also saw some relief on the trade front, with China late in the third quarter and a deal with Mexico preventing further tariffs.

In the third quarter of 2019, risk sentiment again weakened during August, causing volatility to rise. Contributors arrived from almost all corners of the globe. In the U.S., the Fed disappointed markets by characterizing its (widely expected) rate cut as a “mid-cycle” adjustment; trade tensions with China escalated further, with the U.S. imposing tariffs on a remaining $300 billion of imports. In addition, fears of a disruptive “no deal” Brexit increased, as Boris Johnson replaced Theresa May as UK prime minister, and political risks flared up in South America and continued in Italy. In Europe, the manufacturing sector continued to weaken considerably. The result was a rally in global-rates markets, which at one point saw over $16 trillion of global bonds trading at negative yields. The U.S. yield curve also flattened, with additional segments of the curve inverting.

At the start of 2020, however, looser monetary policy appeared to have worked, and growth began to show signs of rebounding, not only in the U.S. but also in Europe. But the emergence of the COVID-19 virus and the subsequent shutdowns resulted in significant harm to the economy. Gross domestic product declined by 5.0% in the first quarter, and unemployment rose to 14.7%.

Fixed-income markets also experienced significant turmoil. Bond prices dislocated due to a liquidity freeze in the market and a flight to safety causing a gapping of spreads in credit markets. The CBOE VIX index spiked to levels last seen during the Global Financial Crisis. Performance in all areas of the credit markets regardless of quality suffered.

Speedy policy responses by the Fed and the federal government helped restore calm to the market, easing liquidity pressures. In addition to making two emergency rate cuts in March 2020, the Fed relaunched lending facilities that it had used during the 2008-09 financial crisis and introduced new programs as well, assisting banks and investors. Federal small business loan and paycheck protection programs provided some immediate relief to Main Street.

Overweight Allocation to Credit Sectors of the Market Drove Fund Results

Given the timing of the Covid-19 shock, the underperformance came late in reporting period. The underperformance versus the Index was driven largely by higher exposure to the credit markets versus the benchmark. Exposures within the energy and financials were primary laggards as well as high-yield bonds that were particularly hard hit. Asset Backed Securities not eligible for the Fed’s Term Asset-Backed Securities loan facility also underperformed. Positions in subordinated debt issued by insurance companies also detracted from returns.

On a more positive note, the fund’s exposure to government bonds helped mitigate downturns in other portions of the market. In addition, security selection proved advantageous in certain industries. Selections among banks and technology companies contributed positively to returns, and selections among energy pipeline companies were also beneficial.

Positioned for an Economic Slowdown

The liquidity crisis provided some investment opportunities at attractive prices and facilitated our shift to higher-quality companies. But with liquidity restored, we have now turned our attention to assessing which companies and sectors are best positioned to weather an extended downturn.

While Fed programs have restored calm to markets, and federal assistance programs have brought some relief to small businesses and consumers, it is unclear exactly what the impact of a deliberate, extended shutdown of the economy will be. Much will depend on how long the shutdown is extended. Certain industries, including airlines, energy and hospitality will be among the hardest hit, and defaults have already increased.

Given this uncertainty, we have focused incremental investments on higher-quality issuers, and we are being cautious on industries that are likely to experience the most difficulty. Higher-quality companies will be those with the greatest capacity to weather an extended downturn as indicated by the health of their balance sheets, the strength of the underlying assets, and the liquidity to withstand an extended economic downturn.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 30, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments.. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Core Plus Fund on 12/2/10 (the predecessor fund’s Institutional Class inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 12/2/10 (the predecessor fund’s Institutional Class inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/20
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	2/2/18	3.11%	2.91%	††	3.68%	††
without sales charge	2/2/18	7.93%	3.86%	††	4.18%	††
Class C shares
with applicable redemption charge †	2/2/18	6.01%	3.51%	††	4.00%	††
without redemption	2/2/18	7.01%	3.51%	††	4.00%	††
Class I shares	2/2/18	8.19%	3.98%	††	4.25%	††
Class Y shares	12/2/10	8.12%	3.96%	††	4.24%	††
Bloomberg Barclays U.S. Aggregate Bond Index	11/30/10	10.84%	3.80%		3.70%	†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

††† For comparative purposes, the value of the indices as of 11/30/10 is used as the beginning value on 12/2/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to bnymellonim.com/us for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.51	$7.26	$2.26	$2.06
Ending value (after expenses)	$1,019.40	$1,014.60	$1,020.70	$1,020.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.52	$7.27	$2.26	$2.06
Ending value (after expenses)	$1,021.38	$1,017.65	$1,022.63	$1,022.82

†  Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .41% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2%
Aerospace & Defense - 1.3%
The Boeing Company, Revenue Bonds, Ser. AR	4.88	5/1/2025	6,702,000		6,702,000
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	7,521,000		7,521,000
				14,223,000
Agriculture - .7%
Altria Group, Gtd. Notes	4.80	2/14/2029	1,343,000		1,502,163
Archer-Daniels-Midland, Sr. Unscd. Notes	3.25	3/27/2030	2,616,000		2,882,648
Philip Morris International, Sr. Unscd. Notes	1.50	5/1/2025	3,457,000		3,454,229
				7,839,040
Airlines - .6%
American Airlines Pass Through Trust, Ser. 2013-2, Cl. B	5.60	7/15/2020	151,703	[a]	152,482
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	170,500		153,836
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	256,826		223,441
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	2,222,250		1,970,296
British Airways Pass Through Trust, Ser. 2013-1, Cl. B	5.63	6/20/2020	10,513	[a]	10,472
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	148,967		108,577
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	1,057,709		945,815
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,588,000		2,291,397
US Airways Pass Through Trust, Ser. 2013-1, Cl. B	5.38	11/15/2021	1,604,241		1,401,277
				7,257,593
Asset-Backed Certificates - 1.7%
Consumer Loan Underlying Bond Credit Trust, Ser. 2018-P2, Cl. A	3.47	10/15/2025	317,854	[a]	318,045
DB Master Finance, Ser. 2017-1A, Cl. A2I	3.63	11/20/2047	60,605	[a]	60,142
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	70,877	[a]	70,873
LMREC, Ser. 2016-CRE2, Cl. A, 1 Month LIBOR +1.70%	2.63	11/24/2031	15,780	[a,b]	15,359
Marlette Funding Trust, Ser. 2019-2A, Cl. A	3.13	7/16/2029	2,321,259	[a]	2,270,105

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates - 1.7% (continued)
MVW Owner Trust, Ser. 2016-1A, Cl. A	2.25	12/20/2033	50,631	[a]	49,484
PNMAC FMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 1 Month LIBOR +2.35%	2.84	4/25/2023	125,000	[a,b]	104,588
PNMAC GMSR Issuer Trust, Ser. 2018-GT1, Cl. A, 1 Month LIBOR +2.85%	3.34	2/25/2023	100,000	[a,b]	83,947
PNMAC GMSR Issuer Trust, Ser. 2018-GT2, Cl. A, 1 Month LIBOR +2.65%	3.14	8/25/2025	125,000	[a,b]	103,878
SCF Equipment Leasing, Ser. 2017-2A, Cl. A	3.41	12/20/2023	43,044	[a]	42,869
SoFi Consumer Loan Program, Ser. 2017-3, Cl. A	2.77	5/25/2026	57,257	[a]	57,199
SoFi Consumer Loan Program, Ser. 2017-4, Cl. B	3.59	5/26/2026	1,905,000	[a]	1,759,179
SoFi Consumer Loan Program Trust, Ser. 2018-1, Cl. B	3.65	2/25/2027	148,000	[a]	143,685
SoFi Consumer Loan Program Trust, Ser. 2019-4, Cl. A	2.45	8/25/2028	4,441,611	[a]	4,410,561
TAL Advantage V, Ser. 2013-1A, Cl. A	2.83	2/22/2038	119,567	[a]	117,593
Textainer Marine Containers V, Ser. 2017-1A, Cl. A	3.72	5/20/2042	94,269	[a]	89,969
Textainer Marine Containers V, Ser. 2017-2A, Cl. A	3.52	6/20/2042	384,866	[a]	368,040
Textainer Marine Containers VII, Ser. 2018-1A, Cl. A	4.11	7/20/2043	437,000	[a]	422,883
Thunderbolt III Aircraft Lease, Ser. 2019-1, Cl. A	3.67	11/15/2039	5,662,881	[a]	4,564,039
Triton Container Finance IV, Ser. 2017-2A, Cl. A	3.62	8/20/2042	30,853	[a]	29,366
Upgrade Receivables Trust, Ser. 2018-1A, Cl. A	3.76	11/15/2024	215,405	[a]	215,070
Upstart Securitization Trust, Ser. 2019-2, Cl. A	2.90	9/20/2029	2,949,214	[a]	2,805,356
VSE VOI Mortgage, Ser. 2016-A, Cl. A	2.54	7/20/2033	96,846	[a]	94,144
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	954,050	[a]	736,752
				18,933,126
Asset-Backed Ctfs./Auto Receivables - 2.6%
Ally Master Owner Trust, Ser. 2018-1, Cl. A1, 1 Month LIBOR +.28%	1.09	1/17/2023	3,285,000	[b]	3,241,220
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	1,270,000		1,285,825

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Ctfs./Auto Receivables - 2.6% (continued)
Drive Auto Receivables Trust, Ser. 2019-3, Cl. A2B, 1 Month LIBOR +.38%	1.19	9/15/2022	1,110,476	[b]	1,109,066
DT Auto Owner Trust, Ser. 2018-2A, Cl. C	3.67	3/15/2024	142,261	[a]	142,448
DT Auto Owner Trust, Ser. 2019-3A, Cl. A	2.55	8/15/2022	749,989	[a]	751,397
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	287,087	[a]	286,891
NextGear Floorplan Master Owner Trust, Ser. 2019-1A, Cl. A2	3.21	2/15/2024	2,535,000	[a]	2,439,593
NextGear Floorplan Master Owner Trust, Ser. 2019-2A, Cl. A2	2.07	10/15/2024	2,709,000	[a]	2,619,240
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/2023	2,395,000		2,414,541
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	1,870,000	[a]	1,968,734
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	250,789	[a]	251,526
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	710,000	[a]	725,228
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	2,730,000	[a]	2,845,387
Santander Retail Auto Lease Trust, Ser. 2019-A, Cl. A2	2.72	1/20/2022	9,503,627	[a]	9,573,374
				29,654,470
Asset-Backed Ctfs./Student Loans - 1.6%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1	2.54	1/25/2047	7,686,748	[a]	7,872,745
DRB Prime Student Loan Trust, Ser. 2016-B, Cl. A2	2.89	6/25/2040	32,177	[a]	32,736
DRB Prime Student Loan Trust, Ser. 2017-A, Cl. A2B	2.85	5/27/2042	247,119	[a]	254,519
Laurel Road Prime Student Loan Trust, Ser. 2017-C, Cl. A2B	2.81	11/25/2042	2,360,657	[a]	2,401,549
SMB Private Education Loan Trust, Ser. 2014-A, Cl. A2B, 1 Month LIBOR +1.15%	1.96	5/15/2026	1,326,670	[a,b]	1,326,399
SMB Private Education Loan Trust, Ser. 2015-C, Cl. A2A	2.75	7/15/2027	3,439,745	[a]	3,480,178
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	214,402	[a]	216,558
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR +.75%	1.56	10/15/2035	120,672	[a,b]	117,078
SoFi Professional Loan Program, Ser. 2017-C, Cl. B	3.56	7/25/2040	2,201,000	[a]	2,079,039

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Ctfs./Student Loans - 1.6% (continued)
SoFi Professional Loan Program, Ser. 2019-A, Cl. A1FX	3.18	6/15/2048	314,203	[a]	315,653
				18,096,454
Automobiles & Components - 1.9%
BMW US Capital, Gtd. Notes	4.15	4/9/2030	1,157,000	[a]	1,271,988
Delphi Technologies, Gtd. Notes	5.00	10/1/2025	1,826,000	[a]	1,718,722
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	4,268,000		4,241,325
Ford Motor, Sr. Unscd. Notes	9.00	4/22/2025	1,302,000		1,272,705
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	313,000		306,195
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000		2,594,705
Ford Motor Credit, Sr. Unscd. Notes	5.09	1/7/2021	4,000,000		3,930,000
General Motors Financial, Sr. Unscd. Notes, 3 Month LIBOR +1.10%	2.84	11/6/2021	6,513,000	[b]	6,096,621
				21,432,261
Banks - 7.4%
ABN AMRO Bank, Sub. Notes	4.75	7/28/2025	635,000	[a]	682,407
ABN AMRO Bank, Sub. Notes	4.80	4/18/2026	800,000	[a]	873,154
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	353,000		365,836
Bank of America, Sr. Unscd. Notes	3.37	1/23/2026	588,000		628,121
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,375,701
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	2,340,000		2,385,016
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,779,884
Bank of America, Sr. Unscd. Notes	3.71	4/24/2028	230,000		251,355
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	5,190,000		5,774,347
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	1,146,000		1,245,593
Citigroup, Sr. Unscd. Notes	3.89	1/10/2028	2,745,000		2,962,970
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	2,810,000		3,397,375
Citigroup, Sub. Notes	4.60	3/9/2026	181,000		199,098
Citigroup, Sub. Notes	4.75	5/18/2046	830,000		1,010,978
Citigroup, Sub. Notes	5.30	5/6/2044	174,000		220,220
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	2,867,000	[a]	2,863,276
Danske Bank, Sr. Unscd. Notes	5.00	1/12/2022	1,977,000	[a]	2,045,145
Discover Bank, Sr. Unscd. Notes	2.70	2/6/2030	4,050,000		3,709,546
Fifth Third Bancorp, Sr. Unscd. Notes	2.38	1/28/2025	3,333,000		3,389,319
HSBC Capital Funding Dollar 1, Gtd. Notes	10.18	6/30/2030	325,000	[a]	491,015
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	1,953,000		2,317,689
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	4,508,000		4,747,351
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. CC	4.63	11/1/2022	211,000		193,563
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/2023	260,000		269,669

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Banks - 7.4% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	5,290,000		5,481,921
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,954,337
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,653,702
Mizuho Financial Group, Sr. Unscd. Notes, 3 Month LIBOR +.84%	2.02	7/16/2023	3,983,000	[b]	3,861,211
Morgan Stanley, Sr. Unscd. Notes	4.30	1/27/2045	2,105,000		2,532,248
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000		7,897,119
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,757,795
State Street, Sr. Unscd. Notes	2.90	3/30/2026	1,353,000	[a]	1,438,985
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	182,000		193,447
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	700,000		747,424
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,302,794
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	3.21	11/29/2023	1,125,000	[b]	1,124,805
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.75%	2.64	10/28/2027	250,000	[b]	242,866
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	2,091,000		2,301,780
Wells Fargo & Co., Sr. Unscd. Notes	3.00	2/19/2025	3,000,000		3,153,014
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	1,625,000		1,664,804
				83,486,880
Beverage Products - 1.0%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	1,800,000		2,071,114
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	605,000		670,344
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	1,385,000		1,543,812
The Coca-Cola Company, Sr. Unscd. Notes	1.75	9/6/2024	6,730,000		6,995,942
				11,281,212
Building Materials - .3%
Carrier Global, Sr. Unscd. Notes	2.72	2/15/2030	2,982,000	[a]	2,803,389
Chemicals - .9%
Air Products & Chemicals, Sr. Unscd. Notes	2.05	5/15/2030	707,000		720,498
Air Products & Chemicals, Sr. Unscd. Notes	2.80	5/15/2050	1,462,000		1,489,225

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Chemicals - .9% (continued)
Braskem Netherlands Finance, Gtd. Notes	4.50	1/31/2030	4,084,000	[a]	3,318,250
Braskem Netherlands Finance, Gtd. Notes	5.88	1/31/2050	2,370,000	[a]	1,868,152
Olin, Sr. Unscd. Notes	5.63	8/1/2029	1,612,000		1,464,341
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	745,000	[a]	769,067
				9,629,533
Collateralized Loan Obligations Debt - 2.0%
Antares CLO, Ser. 2017-1A, Cl. B, 3 Month LIBOR +2.40%	3.54	7/20/2028	275,000	[a,b]	235,261
Arbor Realty CLO, Ser. 2017-FL3, Cl. A, 1 Month LIBOR +.99%	1.80	12/15/2027	140,000	[a,b]	134,146
Arbor Realty Commercial Real Estate CLO, Ser. 2018-FL1, Cl. A, 1 Month LIBOR +1.15%	1.96	6/15/2028	415,000	[a,b]	393,376
Cerberus Loan Funding XXVII CLO, Ser. 2019-2A, Cl. A1, 3 Month LIBOR +1.80%	3.02	1/15/2032	5,000,000	[a,b]	4,572,130
Fortress Credit Opportunities IX CLO, Ser. 2017-9A, Cl. A1T, 3 Month LIBOR +1.55%	3.24	11/15/2029	1,800,000	[a,b]	1,726,768
Golub Capital Partners CLO, Ser. 2017-19RA, Cl. A2, 3 Month LIBOR +1.80%	2.79	7/26/2029	340,000	[a,b]	318,412
Golub Capital Partners CLO, Ser. 2020-47A, Cl. C1, 3 Month LIBOR +3.25% @ Floor	3.25	5/5/2032	6,030,000	[a,b]	4,502,734
GPMT CLO, Ser. 2019-FL2, Cl. C, 1 Month LIBOR +2.35%	3.16	2/22/2036	6,132,000	[a,b]	5,176,148
IVY Hill Middle Market Credit Fund XII CLO, Ser. 12A, Cl. A2, 3 Month LIBOR +2.25%	3.39	7/20/2029	340,000	[a,b]	294,478
KREF CLO, Ser. 2018-FL1, Cl. C, 1 Month LIBOR +2.00%	2.75	6/15/2036	2,062,500	[a,b]	1,781,481
LoanCore Issuer CLO, Ser. 2018-CRE1, Cl. A, 1 Month LIBOR +1.13%	1.94	5/15/2028	100,000	[a,b]	96,108
Woodmont CLO, Ser. 2017-3A, Cl. BR, 3 Month LIBOR +2.20% @ Floor	2.20	4/20/2032	3,500,500	[a,b]	3,058,926
				22,289,968
Collateralized Municipal-Backed Securities - .0%
FREMF Mortgage Trust, Ser. 2015-K44, Cl. B	3.81	1/25/2048	90,000	[a]	94,077
Commercial & Professional Services - .4%
Ashtead Capital, Gtd. Notes	4.00	5/1/2028	1,386,000	[a]	1,327,095
Ashtead Capital, Gtd. Notes	4.25	11/1/2029	200,000	[a]	192,958

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Commercial & Professional Services - .4% (continued)
DP World, Sr. Unscd. Notes	6.85	7/2/2037	690,000		755,981
ERAC USA Finance, Gtd. Bonds	4.50	2/15/2045	215,000	[a]	212,726
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	1,895,000	[a]	1,952,585
				4,441,345
Commercial Mortgage Pass-Through Ctfs. - 2.3%
Angel Oak Mortgage Trust I, Ser. 2019-2, Cl. A1	3.63	3/25/2049	586,336	[a]	606,535
AREIT Trust, Ser. 2018-CRE2, Cl, C, 1 Month LIBOR +1.90%	2.69	11/14/2035	3,993,627	[a,b]	3,514,497
Bancorp Commercial Mortgage Trust, Ser. 2018-CRE4, Cl. A, 1 Month LIBOR +.90%	1.71	9/15/2035	17,748	[a,b]	16,813
Bellemeade, Ser. 2018-2A, Cl. M1B, 1 Month LIBOR +1.35%	1.84	8/25/2028	112,127	[a,b]	109,043
CGMS Commercial Mortgage Trust, Ser. 2017-MDRB, Cl. A, 1 Month LIBOR +1.10%	1.91	7/15/2030	19,735	[a,b]	18,739
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. D	3.63	5/10/2035	350,000	[a]	338,193
Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Cl. C	4.42	12/10/2049	67,000		53,718
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,666,994
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	4,375,000		4,739,623
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[a]	851,694
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	2.45	12/22/2069	1,125,040	[a,b]	1,121,544
MSBAM Commercial Mortgage Securities Trust, Ser. 2012-CKSV, Cl. C	4.43	10/15/2030	540,000	[a]	496,569
MSDB Trust, Ser. 2017-712F, Cl. C	3.75	7/11/2039	30,900	[a]	29,623
PFP, Ser. 2019-6, Cl. A, 1 Month LIBOR +1.05%	1.84	4/14/2037	2,858,000	[a,b]	2,697,952
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.76	1/17/2035	2,662,595	[a,b]	2,620,637
The Prudential Home Mortgage Securities Company, Ser. 1994-A, Cl. 5B	6.73	4/28/2024	144	[a]	143
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	1,677,523	[a]	1,715,879
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	1,640,621		1,670,273

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Commercial Mortgage Pass-Through Ctfs. - 2.3% (continued)
Verus Securitization Trust, Ser. 2020-1, Cl. A1	2.42	1/25/2060	2,257,845	[a]	2,285,210
				25,553,679
Consumer Discretionary - .4%
Las Vegas Sands, Sr. Unscd. Notes	3.90	8/8/2029	2,761,000		2,548,974
Marriott International, Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	1,922,000		2,009,730
				4,558,704
Consumer Durables & Apparel - 1.2%
Hanesbrands, Gtd. Notes	5.38	5/15/2025	1,887,000		1,887,000
Nike, Sr. Unscd. Notes	3.38	3/27/2050	3,865,000		4,332,483
VF, Sr. Unscd. Notes	2.05	4/23/2022	5,520,000		5,579,958
VF, Sr. Unscd. Notes	2.80	4/23/2027	2,137,000		2,184,237
				13,983,678
Consumer Staples - .1%
Kimberly-Clark, Sr. Unscd. Notes	3.10	3/26/2030	1,376,000		1,534,255
Diversified Financials - 1.2%
Ally Financial, Gtd. Notes	8.00	11/1/2031	4,581,000		5,594,913
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/2020	2,060,000		2,069,363
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/2022	1,825,000		1,890,640
GE Capital International Funding, Gtd. Notes	2.34	11/15/2020	215,000		215,284
Mastercard, Sr. Unscd. Notes	3.35	3/26/2030	1,692,000		1,927,537
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	565,000		709,850
Nuveen, Gtd. Notes	4.00	11/1/2028	142,000	[a]	164,139
SAFG Retirement Services, Sr. Unscd. Debs.	8.13	4/28/2023	145,000		165,498
USAA Capital, Sr. Unscd. Notes	2.13	5/1/2030	150,000	[a]	154,748
				12,891,972
Energy - 7.8%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/2047	535,000	[a]	574,491
Antero Midstream Partners, Gtd. Notes	5.75	3/1/2027	1,132,000	[a]	844,812
Baker Hughes Co-Obligor, Sr. Unscd. Notes	4.49	5/1/2030	1,179,000		1,212,837
CITGO Petroleum, Sr. Scd. Notes	6.25	8/15/2022	9,822,000	[a]	9,465,952
CVR Energy, Gtd. Bonds	5.25	2/15/2025	6,907,000	[a]	5,706,909
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/2045	525,000		463,102
Ecopetrol, Sr. Unscd. Notes	6.88	4/29/2030	8,215,000		8,492,421
Energy Transfer Operating, Gtd. Notes	4.95	6/15/2028	225,000		221,300

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Energy - 7.8% (continued)
Energy Transfer Operating, Gtd. Notes	5.00	5/15/2050	1,703,000		1,522,607
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	1,085,000		899,271
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	4,261,000		3,932,550
Enterprise Products Operating, Gtd. Notes	5.38	2/15/2078	64,000		55,632
EOG Resources, Sr. Unscd. Notes	4.95	4/15/2050	1,291,000		1,551,778
Exxon Mobil, Sr. Unscd. Notes	3.45	4/15/2051	5,010,000		5,458,383
Exxon Mobil, Sr. Unscd. Notes	4.23	3/19/2040	5,483,000		6,517,113
Global Partners, Gtd. Notes	7.00	8/1/2027	725,000		588,627
Holly Energy Partners, Gtd. Notes	5.00	2/1/2028	573,000	[a]	523,951
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	2,290,000		2,934,758
Kinder Morgan, Gtd. Notes	8.05	10/15/2030	238,000		293,479
Marathon Petroleum, Sr. Unscd. Notes	4.70	5/1/2025	6,879,000		6,925,270
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	118,000		107,345
Motiva Enterprises, Sr. Unscd. Notes	6.85	1/15/2040	300,000	[a]	276,631
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	595,000	[a]	588,298
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	855,000		826,954
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	168,000	[a]	161,657
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	535,000		442,708
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	5,127,000		4,904,457
MPLX, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000	[a]	1,082,266
NGPL PipeCo, Sr. Unscd. Notes	7.77	12/15/2037	2,180,000	[a]	2,411,857
Noble Energy, Sr. Unscd. Notes	4.95	8/15/2047	4,000,000		2,833,952
Parkland Fuel, Gtd. Notes	5.88	7/15/2027	780,000	[a]	752,427
PBF Holding, Gtd. Notes	6.00	2/15/2028	2,425,000	[a]	1,741,514
Petroleos Mexicanos, Gtd. Notes	5.95	1/28/2031	712,000	[a]	519,262
Petroleos Mexicanos, Gtd. Notes	6.35	2/12/2048	835,000		560,285
Petroleos Mexicanos, Gtd. Notes	6.95	1/28/2060	232,000	[a]	164,128
Phillips 66, Gtd. Notes	3.85	4/9/2025	1,636,000		1,716,373
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	1,136,000		973,279
Targa Resources Partners, Gtd. Notes	5.50	3/1/2030	4,495,000	[a]	3,846,147
The Williams Companies, Sr. Unscd. Debs., Ser. A	7.50	1/15/2031	145,000		170,623
The Williams Companies, Sr. Unscd. Notes	4.50	11/15/2023	980,000		1,018,620
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	920,000		1,061,442

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Energy - 7.8% (continued)
Valero Energy, Sr. Unscd. Notes	2.85	4/15/2025	3,436,000		3,415,250
				87,760,718
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	3.38	11/15/2027	560,000		608,671
Waste Management, Gtd. Notes	4.60	3/1/2021	540,000		550,570
				1,159,241
Food Products - 1.6%
BRF, Sr. Unscd. Notes	4.88	1/24/2030	1,853,000	[a]	1,608,404
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	1,704,000		1,824,042
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	1,560,000		1,878,107
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	1,952,000		2,071,117
NBM US Holdings, Gtd. Notes	6.63	8/6/2029	1,525,000	[a]	1,422,672
Sysco, Gtd. Notes	5.95	4/1/2030	1,182,000		1,392,542
The JM Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000		6,916,418
The Kroger Company, Sr. Unscd. Notes	5.40	1/15/2049	209,000		276,053
				17,389,355
Foreign Governmental - 1.1%
Ghana, Sr. Unscd. Bonds	7.88	2/11/2035	2,472,000	[a]	1,870,068
Ghana, Sr. Unscd. Bonds	8.13	1/18/2026	300,000		249,608
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	2,784,000		2,675,424
Perusahaan Penerbit SBSN Indonesia III, Sr. Unscd. Notes	4.45	2/20/2029	1,329,000	[a]	1,430,243
Qatar, Sr. Unscd. Notes	5.10	4/23/2048	1,345,000		1,681,250
Turkey, Sr. Unscd. Notes	5.25	3/13/2030	3,793,000		3,161,807
Ukraine, Sr. Unscd. Notes	7.38	9/25/2032	1,255,000	[a]	1,117,239
				12,185,639
Forest Products & Other - .6%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes	4.20	1/29/2030	1,420,000	[a]	1,355,603
Celulosa Arauco y Constitucion, Sr. Unscd. Notes	5.50	4/30/2049	2,160,000	[a]	2,078,676
Inversiones CMPC, Gtd. Notes	3.85	1/13/2030	3,149,000	[a]	3,052,483
				6,486,762
Health Care - 3.3%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	1,860,000		2,614,114
AbbVie, Sr. Unscd. Notes	2.95	11/21/2026	2,739,000	[a]	2,904,067
AbbVie, Sr. Unscd. Notes	3.20	5/14/2026	4,425,000		4,741,465
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	2,088,000	[a]	2,311,682
Aetna, Sr. Unscd. Notes	2.80	6/15/2023	2,640,000		2,743,269
Alcon Finance, Gtd. Notes	3.80	9/23/2049	3,237,000	[a]	3,535,384

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Matrity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Health Care - 3.3% (continued)
Bausch Health, Gtd. Notes	5.25	1/30/2030	237,000	[a]	235,815
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	1,963,000		2,107,174
CVS Health, Sr. Unscd. Notes	4.25	4/1/2050	1,660,000		1,926,925
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	1,620,000		1,828,392
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	700,000		883,808
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	1,180,000		1,597,301
Medtronic, Gtd. Notes	4.63	3/15/2045	202,000		273,242
Mylan, Gtd. Notes	3.15	6/15/2021	1,060,000		1,066,585
Pfizer, Sr. Unscd. Notes	2.63	4/1/2030	1,319,000		1,423,747
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	1,430,000		1,488,940
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	1,611,000		1,943,784
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	7.13	1/31/2025	1,621,000	[a]	1,687,461
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		2,288,684
				37,601,839
Industrial - 2.0%
3M, Sr. Unscd. Notes	4.00	9/14/2048	4,317,000		5,400,014
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	2,089,000		2,278,291
Eaton, Gtd. Notes	3.10	9/15/2027	4,300,000		4,568,252
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	2,342,000		2,354,188
General Electric, Sr. Unscd. Notes	4.13	10/9/2042	214,000		210,030
General Electric, Sr. Unscd. Notes	4.35	5/1/2050	2,854,000		2,871,549
General Electric, Sub. Notes	5.30	2/11/2021	75,000		76,810
Heathrow Funding, Sr. Scd. Bonds	4.88	7/15/2021	100,000	[a]	102,400
Penske Truck Leasing, Sr. Unscd. Notes	2.70	11/1/2024	3,057,000	[a]	3,054,475
Penske Truck Leasing, Sr. Unscd. Notes	3.65	7/29/2021	1,678,000	[a]	1,700,544
Sydney Airport Finance, Sr. Scd. Notes	3.38	4/30/2025	70,000	[a]	70,153
				22,686,706
Information Technology - 1.3%
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	2,806,000		3,081,915
Oracle, Sr. Unscd. Notes	2.65	7/15/2026	975,000		1,039,267
Oracle, Sr. Unscd. Notes	3.60	4/1/2040	9,033,000		10,223,668
				14,344,850
Insurance - 2.8%
American International Group, Jr. Sub. Debs.	8.18	5/15/2058	2,825,000		3,485,839
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	2,305,000		2,460,226

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Insurance - 2.8% (continued)
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	2,800,000		3,532,855
Lincoln National, Sr. Unscd. Notes	3.80	3/1/2028	278,000		291,438
Massachusetts Mutual Life Insurance, Sub. Notes	3.38	4/15/2050	2,673,000	[a]	2,746,482
Massachusetts Mutual Life Insurance, Sub. Notes	4.90	4/1/2077	179,000	[a]	225,736
MetLife, Jr. Sub. Bonds	9.25	4/8/2038	1,200,000	[a]	1,585,638
MetLife, Jr. Sub. Debs.	6.40	12/15/2036	3,862,000		4,333,169
Pricoa Global Funding I, Scd. Notes	2.45	9/21/2022	150,000	[a]	153,565
Principal Financial Group, Gtd. Bonds	4.70	5/15/2055	3,110,000		2,804,427
Prudential Financial, Jr. Sub. Notes	5.63	6/15/2043	6,366,000		6,580,534
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	264,000		272,250
The Allstate, Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		2,659,137
				31,131,296
Internet Software & Services - .3%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	2,883,000		3,763,336
Media - 2.3%
CCO Holdings, Sr. Unscd. Notes	4.50	8/15/2030	5,980,000	[a]	6,038,006
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,741,780
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	1,939,000		2,433,936
Comcast, Gtd. Notes	4.15	10/15/2028	55,000		64,268
Comcast, Gtd. Notes	4.70	10/15/2048	545,000		716,052
Cox Communications, Sr. Unscd. Notes	4.60	8/15/2047	1,060,000	[a]	1,217,528
CSC Holdings, Gtd. Notes	6.50	2/1/2029	2,408,000	[a]	2,641,817
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,250,000	[a]	1,380,922
Sky, Gtd. Notes	3.75	9/16/2024	3,030,000	[a]	3,327,609
ViacomCBS, Jr. Sub. Debs.	5.88	2/28/2057	2,890,000		2,645,217
VTR Finance, Sr. Scd. Notes	6.88	1/15/2024	4,152,000	[a]	4,153,702
				26,360,837
Metals & Mining - 2.2%
BHP Billiton Finance USA, Gtd. Notes	6.75	10/19/2075	13,586,000	[a]	15,206,063
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	1,170,000	[a]	1,226,797
Newmont, Gtd. Notes	2.25	10/1/2030	3,333,000		3,305,502
Steel Dynamics, Sr. Unscd. Notes	2.80	12/15/2024	1,348,000		1,320,136
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	1,231,000		1,173,112
Vale Overseas, Gtd. Notes	6.88	11/21/2036	1,975,000		2,312,942
				24,544,552
Municipal Securities - .7%
California, GO (Build America Bond)	7.55	4/1/2039	270,000		453,908

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Municipal Securities - .7% (continued)
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		5,887,430
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		1,282,085
				7,623,423
Real Estate - 1.2%
American Tower, Sr. Unscd. Notes	2.75	1/15/2027	7,000,000		7,258,007
Crown Castle International, Sr. Unscd. Notes	3.30	7/1/2030	807,000		867,272
Digital Realty Trust, Gtd. Bonds	3.70	8/15/2027	1,240,000		1,326,180
Iron Mountain, Gtd. Notes	4.88	9/15/2029	1,885,000	[a]	1,815,820
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	2,040,000		2,054,902
				13,322,181
Retailing - 2.1%
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	2,408,000		2,384,752
Costco Wholesale, Sr. Unscd. Notes	1.75	4/20/2032	1,610,000		1,605,422
McDonald's, Sr. Unscd. Notes	2.13	3/1/2030	2,828,000		2,831,978
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	2,263,000		2,680,510
Target, Sr. Unscd. Notes	2.65	9/15/2030	1,864,000		2,000,138
The Home Depot, Sr. Unscd. Notes	2.70	4/15/2030	3,365,000		3,594,116
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	1,362,000		1,505,994
Walgreens Boots Alliance, Sr. Unscd. Notes	3.20	4/15/2030	1,177,000		1,181,410
Walgreens Boots Alliance, Sr. Unscd. Notes	4.10	4/15/2050	5,290,000		5,256,542
				23,040,862
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom, Gtd. Notes	4.25	4/15/2026	5,975,000	[a]	6,411,181
Broadcom, Gtd. Notes	4.75	4/15/2029	4,501,000	[a]	4,974,162
Lam Research, Sr. Unscd. Notes	1.90	6/15/2030	2,546,000		2,537,598
NXP Funding, Gtd. Notes	3.88	9/1/2022	448,000	[a]	464,631
NXP Funding, Gtd. Notes	4.30	6/18/2029	1,708,000	[a]	1,818,683
				16,206,255
Technology Hardware & Equipment - 1.1%
Dell International, Sr. Scd. Notes	5.85	7/15/2025	1,233,000	[a]	1,347,207
Dell International, Sr. Scd. Notes	6.02	6/15/2026	1,265,000	[a]	1,371,056
Dell International, Sr. Scd. Notes	8.35	7/15/2046	1,556,000	[a]	1,945,945
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	900,000		945,051
International Business Machines, Sr. Unscd. Notes	3.00	5/15/2024	6,050,000		6,487,156
				12,096,415

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Telecommunication Services - 2.0%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000		1,234,062
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	1,520,000		1,871,565
AT&T, Sr. Unscd. Notes	5.45	3/1/2047	3,190,000		4,048,031
Rogers Communications, Gtd. Notes	4.10	10/1/2023	1,025,000		1,130,450
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	1,010,000		1,212,368
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	3,993,000	[a]	4,211,617
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	310,000		340,303
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	2,045,000		2,390,968
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/2055	953,000		1,296,713
Vodafone Group, Sr. Unscd. Notes	4.88	6/19/2049	4,068,000		4,876,651
				22,612,728
Transportation - .0%
Ryder System, Sr. Unscd. Notes	3.50	6/1/2021	194,000		194,572
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	98,000	[a]	107,707
				302,279
U.S. Government Agencies Mortgage-Backed - 16.9%
Federal Home Loan Mortgage Corp.:
3.50%, 8/1/2030-8/1/2046			8,584,254	[c]	9,345,748
5.00%, 9/1/2040			141,869	[c]	162,124
5.50%, 5/1/2040			23,943	[c]	26,329
Federal National Mortgage Association:
2.50%, 3/1/2050			9,427,152	[c]	9,831,730
3.00%, 10/1/2030-11/1/2049			35,293,180	[c]	37,402,841
3.50%, 2/1/2027-4/1/2049			43,887,913	[c]	47,041,163
4.00%, 6/1/2048-6/1/2049			13,667,209	[c]	14,585,473
4.50%, 8/1/2048-1/1/2049			17,024,730	[c]	18,610,632
5.50%, 2/1/2033-7/1/2040			1,680,233	[c]	1,917,702
Government National Mortgage Association I:
5.50%, 4/15/2033			336,566		385,172
Government National Mortgage Association II:
2.50%, 11/20/2046			7,281,202		7,746,460
3.00%, 11/20/2046-1/20/2050			28,342,694		29,937,177
4.00%, 10/20/2047-1/20/2048			4,673,303		5,018,372
4.50%, 7/20/2048			7,588,995		8,141,741
				190,152,664
U.S. Treasury Securities - 14.4%
U.S. Treasury Bonds	2.00	2/15/2050	4,529,100		5,322,754
U.S. Treasury Bonds	2.25	8/15/2049	3,668,000		4,525,538
U.S. Treasury Bonds	3.00	2/15/2049	840,900		1,188,133
U.S. Treasury Bonds	3.50	2/15/2039	31,158,500		44,639,420

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Treasury Securities - 14.4% (continued)
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.04%	0.16	7/31/2020	65,892,300	[b]	65,899,457
U.S. Treasury Notes	1.38	8/31/2026	6,072,200		6,404,511
U.S. Treasury Notes	1.50	2/15/2030	6,583,200		7,119,114
U.S. Treasury Notes	1.75	12/31/2026	6,172,400		6,671,255
U.S. Treasury Notes	2.38	4/30/2026	9,395,800		10,453,194
U.S. Treasury Notes	2.50	2/28/2026	9,009,800		10,068,100
				162,291,476
Utilities - 5.4%
AES Gener, Jr. Sub. Notes	6.35	10/7/2079	3,750,000	[a]	3,510,975
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		5,360,541
Black Hills, Sr. Unscd. Notes	3.88	10/15/2049	1,774,000		1,791,650
Black Hills, Sr. Unscd. Notes	3.95	1/15/2026	193,000		206,449
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	100,000		107,185
Calpine, Sr. Scd. Notes	4.50	2/15/2028	2,187,000	[a]	2,127,404
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20B	3.95	4/1/2050	1,753,000		2,094,243
Consumers Energy, First Mortgage Bonds	2.50	5/1/2060	2,474,000		2,416,247
Consumers Energy, First Mortgage Bonds	3.10	8/15/2050	1,753,000		1,991,156
Dominion Energy, Sr. Unscd. Notes, Ser. D	2.85	8/15/2026	2,365,000		2,453,300
DTE Energy, Sr. Unscd. Notes, Ser. C	3.40	6/15/2029	3,251,000		3,375,723
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	355,000		378,973
Duke Energy Carolinas, First Mortgage Bonds	3.95	11/15/2028	4,445,000		5,212,396
Duquesne Light Holdings, Sr. Unscd. Notes	6.40	9/15/2020	163,000	[a]	165,334
Edison International, Sr. Unscd. Notes	3.55	11/15/2024	1,484,000		1,529,842
Edison International, Sr. Unscd. Notes	4.95	4/15/2025	1,309,000		1,422,752
Enel Finance International, Gtd. Notes	2.75	4/6/2023	200,000	[a]	202,090
Enel Finance International, Gtd. Notes	4.63	9/14/2025	306,000	[a]	334,627
Evergy Metro, Sr. Scd. Notes	4.20	6/15/2047	167,000		210,629
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	91,000		98,978
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	355,000		401,387
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	1,379,000		1,780,999
Florida Power & Light, First Mortgage Bonds	2.85	4/1/2025	3,726,000		4,042,999

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Utilities - 5.4% (continued)
IPALCO Enterprises, Sr. Scd. Notes	4.25	5/1/2030	1,814,000	[a]	1,927,135
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	1,210,000		1,482,962
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	1,410,000		1,716,300
NiSource, Jr. Sub. Bonds	5.65	6/15/2023	134,000		123,346
NiSource, Sr. Unscd. Notes	3.60	5/1/2030	1,297,000		1,446,280
Piedmont Natural Gas, Sr. Unscd. Notes	3.50	6/1/2029	3,262,000		3,558,491
PPL Electric Utilities, First Mortgage Bonds	4.15	6/15/2048	315,000		400,731
Rochester Gas & Electric, First Mortgage Bonds	3.10	6/1/2027	1,969,000	[a]	2,085,147
Sierra Pacific Power, Notes, Ser. P	6.75	7/1/2037	550,000		804,352
Southern California Gas, First Mortgage Bonds, Ser. XX	2.55	2/1/2030	5,174,000		5,477,451
Southern Co. Gas Capital, Gtd. Notes	3.95	10/1/2046	98,000		103,390
Southern Co. Gas Capital, Gtd. Notes	4.40	5/30/2047	211,000		245,961
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	3.50	4/1/2028	150,000	[a]	160,429
				60,747,854
Total Bonds and Notes (cost $1,078,172,202)			1,103,795,904

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,565,662)	0.33	15,565,662	[d] 15,565,662
Total Investments (cost $1,093,737,864)		99.6%	1,119,361,566
Cash and Receivables (Net)		0.4%	4,233,806
Net Assets		100.0%	1,123,595,372

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $254,833,955 or 22.68% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	19.2
Government	16.2
Financial	12.0
Energy	7.8
Consumer, Non-cyclical	7.1
Consumer, Cyclical	6.2
Asset Backed Securities	5.9
Utilities	5.4
Communications	4.7
Technology	3.8
Industrial	3.7
Basic Materials	3.6
Collateralized Loan Obligations	2.0
Investment Companies	1.4
Banks	.5
Beverages	.1
99.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Company	Value 4/30/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,192,363	588,991,851	(577,618,552)	15,565,662	1.4	339,931

See notes to financial statements.

STATEMENT OF FUTURES
April 30, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	121	6/19/2020	16,749,397	16,826,563	(77,166)
U.S. Treasury 5 Year Notes	306	6/30/2020	38,369,938	38,398,220	(28,282)
U.S. Treasury Long Bond	38	6/19/2020	6,765,188	6,879,188	(114,000)
U.S. Treasury Ultra Long Bond	27	6/19/2020	6,028,749	6,069,094	(40,345)
Ultra 10 Year U.S. Treasury Notes	143	6/19/2020	22,320,706	22,455,469	(134,763)
Gross Unrealized Depreciation				(394,556)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,078,172,202	1,103,795,904
Affiliated issuers	15,565,662	15,565,662
Receivable for investment securities sold		20,760,106
Receivable for shares of Common Stock subscribed		8,406,483
Dividends and interest receivable		6,333,934
Cash collateral held by broker—Note 4		1,573,622
Prepaid expenses		98,542
		1,156,534,253
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		408,065
Cash overdraft due to Custodian		89,932
Payable for investment securities purchased		31,120,628
Payable for shares of Common Stock redeemed		1,080,781
Payable for futures variation margin—Note 4		61,307
Directors’ fees and expenses payable		14,056
Other accrued expenses		164,112
		32,938,881
Net Assets ($)		1,123,595,372
Composition of Net Assets ($):
Paid-in capital		1,112,338,840
Total distributable earnings (loss)		11,256,532
Net Assets ($)		1,123,595,372

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	386,236,286	13,422,123	717,095,122	6,841,841
Shares Outstanding	36,558,010	1,269,763	67,867,712	647,712
Net Asset Value Per Share ($)	10.57	10.57	10.57	10.56

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2020

Investment Income ($):
Income:
Interest	25,737,990
Dividends from affiliated issuers	339,931
Total Income	26,077,921
Expenses:
Management fee—Note 3(a)	2,826,093
Shareholder servicing costs—Note 3(c)	1,593,762
Registration fees	208,436
Professional fees	169,366
Directors’ fees and expenses—Note 3(d)	82,100
Distribution fees—Note 3(b)	66,951
Prospectus and shareholders’ reports	54,696
Custodian fees—Note 3(c)	24,491
Loan commitment fees—Note 2	17,933
Chief Compliance Officer fees—Note 3(c)	15,593
Miscellaneous	77,694
Total Expenses	5,137,115
Less—reduction in expenses due to undertaking—Note 3(a)	(471,677)
Net Expenses	4,665,438
Investment Income—Net	21,412,483
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,762,597
Net realized gain (loss) on futures	(1,364,012)
Net Realized Gain (Loss)	15,398,585
Net change in unrealized appreciation (depreciation) on investments	17,165,061
Net change in unrealized appreciation (depreciation) on futures	(327,625)
Net Change in Unrealized Appreciation (Depreciation)	16,837,436
Net Realized and Unrealized Gain (Loss) on Investments	32,236,021
Net Increase in Net Assets Resulting from Operations	53,648,504

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2020	2019
Operations ($):
Investment income—net	21,412,483	10,106,001
Net realized gain (loss) on investments	15,398,585	(1,144,806)
Net change in unrealized appreciation (depreciation) on investments	16,837,436	(5,489,507)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,648,504	3,471,688
Distributions ($):
Distributions to shareholders:
Class A	(9,982,282)	(6,017,614)
Class C	(167,711)	(71,841)
Class I	(11,799,398)	(2,553,929)
Class Y	(431,656)	(1,687,775)
Total Distributions	(22,381,047)	(10,331,159)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	65,882,647	36,262,376
Class C	9,932,610	2,223,905
Class I	715,887,044	129,597,870
Class Y	202,069	4,274,937
Net assets received in connection with reorganization—Note 1	-	488,067,361
Distributions reinvested:
Class A	8,988,024	5,362,750
Class C	141,352	50,786
Class I	11,742,212	2,513,292
Class Y	135,315	1,456,491
Cost of shares redeemed:
Class A	(57,053,799)	(53,299,572)
Class C	(2,807,612)	(997,256)
Class I	(211,618,026)	(44,695,535)
Class Y	(52,290,442)	(2,261,721)
Increase (Decrease) in Net Assets from Capital Stock Transactions	489,141,394	568,555,684
Total Increase (Decrease) in Net Assets	520,408,851	561,696,213
Net Assets ($):
Beginning of Period	603,186,521	41,490,308
End of Period	1,123,595,372	603,186,521

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	6,303,718	2,610,781
Shares issued in connection with reorganization—Note 1	-	37,150,527
Shares issued for distributions reinvested	859,857	544,125
Shares redeemed	(5,489,720)	(5,439,160)
Net Increase (Decrease) in Shares Outstanding	1,673,855	34,866,273
Class Ca
Shares sold	947,825	114,151
Shares issued in connection with reorganization—Note 1	-	558,223
Shares issued for distributions reinvested	13,486	5,148
Shares redeemed	(268,576)	(102,002)
Net Increase (Decrease) in Shares Outstanding	692,735	575,520
Class Ib
Shares sold	68,508,958	11,748,045
Shares issued in connection with reorganization—Note 1	-	11,218,347
Shares issued for distributions reinvested	1,120,384	254,282
Shares redeemed	(20,489,121)	(4,506,390)
Net Increase (Decrease) in Shares Outstanding	49,140,221	18,714,284
Class Y
Shares sold	19,292	106,197
Shares issued in connection with reorganization—Note 1	-	1,545,225
Shares issued for distributions reinvested	13,196	148,216
Shares redeemed	(5,137,585)	(232,718)
Net Increase (Decrease) in Shares Outstanding	(5,105,097)	1,566,920

[a] During the period ended April 30, 2020, 1,979 Class C shares representing $20,725 were automatically converted to 1,981 Class A shares.

[b] During the period ended April 30, 2020, 198 Class A shares representing $2,121 were exchanged for 198 Class I shares and during the period ended April 30, 2019, 2,103 Class A shares representing $21,090 were exchanged for 2,103 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that financial highlights information in the following tables for the fund’s Class Y shares represents the financial highlights of the Institutional shares, respectively of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, before the fund commenced operations as of the close of business on February 2, 2018, and represents the performance of the fund’s Class Y thereafter. Before the fund commenced operations, all of the assets of the FundVantage Trust, Insight Investment Grade Bond Fund were transferred to the fund in exchange for Class Y shares of the fund in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Year Ended April 30,
Class A Shares	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.06	9.84	10.00
Investment Operations:
Investment income—net[b]	.27	.31	.03
Net realized and unrealized gain (loss) on investments	.52	.22[c]	(.12)
Total from Investment Operations	.79	.53	(.09)
Distributions:
Dividends from investment income—net	(.28)	(.31)	(.07)
Net asset value, end of period	10.57	10.06	9.84
Total Return (%)[d]	7.93	5.51	(.92)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.78	2.05[f]
Ratio of net expenses to average net assets	.70	.70	.70[f]
Ratio of net investment income to average net assets	2.60	3.15	3.10[f]
Portfolio Turnover Rate	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	386,236	351,017	176

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.
b Based on average shares outstanding.
c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.07	9.84	10.00
Investment Operations:
Investment income—net[b]	.18	.23	.05
Net realized and unrealized gain (loss) on investments	.52	.24[c]	(.16)
Total from Investment Operations	.70	.47	(.11)
Distributions:
Dividends from investment income—net	(.20)	(.24)	(.05)
Net asset value, end of period	10.57	10.07	9.84
Total Return (%)[d]	7.01	4.81	(1.10)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.53	1.56	3.16[f]
Ratio of net expenses to average net assets	1.45	1.45	1.45[f]
Ratio of net investment income to average net assets	1.75	2.39	2.35[f]
Portfolio Turnover Rate	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	13,422	5,810	15

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

	Year Ended April 30,
Class I Shares	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.06	9.83	10.00
Investment Operations:
Investment income—net[b]	.28	.31	.03
Net realized and unrealized gain (loss) on investments	.54	.26[c]	(.13)
Total from Investment Operations	.82	.57	(.10)
Distributions:
Dividends from investment income—net	(.31)	(.34)	(.07)
Net asset value, end of period	10.57	10.06	9.83
Total Return (%)	8.19	5.92	(.97)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.47	1.98[e]
Ratio of net expenses to average net assets	.45	.45	.45[e]
Ratio of net investment income to average net assets	2.71	3.35	.3.35[e]
Portfolio Turnover Rate	124.64	185.04[f]	293.18
Net Assets, end of period ($ x 1,000)	717,095	188,471	130

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares†	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.06	9.84	10.06	10.09	10.20
Investment Operations:
Investment income—net[a]	.29	.33	.27	.27	.28
Net realized and unrealized gain (loss) on investments	.52	.22[b]	(.17)	.05	(.09)
Total from Investment Operations	.81	.55	.10	.32	.19
Distributions:
Dividends from investment income—net	(.31)	(.33)	(.27)	(.29)	(.30)
Dividends from net realized gain on investments	-	-	(.05)	(.05)	-
Return of capital	-	-	-	(.01)	-
Total Distributions	(.31)	(.33)	(.32)	(.35)	(.30)
Net asset value, end of period	10.56	10.06	9.84	10.06	10.09
Total Return (%)	8.12	5.76	.95	3.19	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.43	.63	1.21	1.30	1.28
Ratio of net expenses to average net assets	.43	.45	.76	.85	.85
Ratio of net investment income to average net assets	3.02	3.38	2.69	2.70	2.84
Portfolio Turnover Rate	124.64	185.04[c]	293.18	201.40	46.46
Net Assets, end of period ($ x 1,000)	6,842	57,889	41,170	40,774	39,512

† Represents information for Institutional shares of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, through February 2, 2018.
a Based on average shares outstanding.
b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is a separate diversified series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from BNY Mellon Insight Core Plus Fund to BNY Mellon Core Plus Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

As of the close of business on October 19, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”) and the Company’s Board of Directors (the “Dreyfus Investment Grade Funds, Inc.”, all of the assets, subject to the liabilities, of The Dreyfus Investment Grade Funds, Inc., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on October 19, 2018, after the reorganization was $9.67 for Class A, $9.67 for Class C, $9.67 for Class I and $9.67 for Class Y, and a total of

NOTES TO FINANCIAL STATEMENTS (continued)

37,150,527 Class A, 558,223 Class C, 11,218,347 Class I and 1,545,225 Class Y shares were issued to shareholders of The Dreyfus Investment Grade Funds, Inc.., Dreyfus Intermediate Term Income Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as

NOTES TO FINANCIAL STATEMENTS (continued)

calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	66,684,050	-	66,684,050
Collateralized Loan Obligations	-	22,289,968	-	22,289,968
Collateralized Municipal-Backed Securities	-	94,077	-	94,077
Commercial Mortgage-Backed	-	25,553,679	-	25,553,679
Corporate Bonds	-	616,920,928	-	616,920,928
Foreign Governmental	-	12,185,639	-	12,185,639
Investment Companies	15,565,662	-	-	15,565,662
Municipal Securities	-	7,623,423	-	7,623,423
U.S. Government Agencies Mortgage-Backed	-	190,152,664	-	190,152,664
U.S. Treasury Securities	-	162,291,476	-	162,291,476
Liabilities ($)
Other Financial Instruments:
Futures††	(394,556)	-	-	(394,556)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the

NOTES TO FINANCIAL STATEMENTS (continued)

investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2020, the components of accumulated earnings on a tax basis were as follows: accumulated ordinary income $74,331, accumulated capital and other losses $14,236,731 and unrealized appreciation $25,418,932.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2020. The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2020. The fund has $11,352,495 of long-term capital losses from the fund’s merger with Dreyfus Intermediate Term Income Fund. The losses from the merger can be utilized but are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2020 and April 30, 2019 were as follows: ordinary income $22,381,047 and $10,331,159, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended April 30, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2019 through August 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and expenses of the underlying money market fund and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after August 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $471,677 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in

NOTES TO FINANCIAL STATEMENTS (continued)

documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2020, the Distributor retained $6,820 commissions earned on sales of the fund’s Class A shares and $1,477 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $66,951 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $928,174 and $22,317, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $162,653 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $24,491 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2020, the fund was charged $7,750 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2020, the fund was charged $15,593 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $307,757, Distribution Plan fees of $7,889, Shareholder Services Plan fees of $80,557, custodian fees of $7,994, Chief Compliance Officer fees of $5,326 and transfer agency fees of $24,891, which are offset against an expense reimbursement currently in effect in the amount of $26,349.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, and futures during the period ended April 30, 2020, amounted to $1,375,263,166 and $962,877,606, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of

NOTES TO FINANCIAL STATEMENTS (continued)

changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Interest rate futures	28,540,559

At April 30, 2020, the cost of investments for federal income tax purposes was $1,093,942,634; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $25,418,932, consisting of $49,382,598 gross unrealized appreciation and $23,963,666 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 25, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 83.92% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of core plus bond funds (the “Performance Group”) and with a broader group of retail and institutional core plus bond funds (the “Performance Universe”), all for various periods ended September 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional core plus bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods shown. The Board also considered that the fund’s yield performance was at or above the Performance Group median for two of the ten one-year periods ended September 30th and at or above the Performance Universe median for all ten one-year periods ended September 30th. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a five star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until August 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2015)
Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 114

———————

Joni Evans (78)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 46

———————

Ehud Houminer (79)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 46

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Burton N. Wallack (69)
Board Member (2015)
Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 74

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 52

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Hans C. Mautner, Emertus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 114 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2015.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 137 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon Core Plus Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6347AR0420

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,033 in 2019 and $44,156 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,057 in 2019 and $26,934 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,478 in 2019 and $3,177 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5 in 2019 and $2,260 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $682,514 in 2019 and $807,171 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    June 25, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)